                                                                    EXHIBIT 19.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------x
In re                                       :
                                            :        Chapter 11 Case Nos.
                                            :
RHYTHMS NETCONNECTIONS INC., ET AL.,        :        01- 14283 (BRL) through
                                            :        01- 14287 (BRL)
                                            :
                  Debtors.                  :        (Jointly Administered)
                                            :
--------------------------------------------x
                        Monthly Operating Statements For
                    The Period May 1, 2002 and June 30, 2002

DEBTORS
Rhythms NetConnections Inc.
Rhythms Links Inc.
Rhythms Links Inc. - Virginia
Rhythms Leasing Inc.
RCanada, Inc.

DEBTORS' ADDRESS
9100 E. Mineral Circle
Englewood, CO 80112
                                                Period Disbursements $26,834,863
                                                                     -----------
DEBTORS' ATTORNEYS
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153

                                     Period Operating Profit (Loss): $ 2,738,000



                  The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information, contained therein is complete, accurate and truthful to the best of my knowledge.

Date: July 22, 2002                            By /s/ Susan Richart
                                                  -----------------------------
                                                  Susan Richart
                                                  Controller
Indicate if this is an amended
statement by checking here
                                                 Amended Statement ___________

                           RHYTHMS NETCONNECTIONS INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                      31-JAN           28-FEB           31-MAR
                                      ASSETS                           2002             2002             2002
--------------------------------------------------------------     -----------      -----------      -----------
Current assets:                                                    (unaudited)      (unaudited)      (unaudited)
 Cash and cash equivalents                                         $     6,017      $     6,723      $     5,085
 Short-term investments                                                111,601          115,101           76,026
 Restricted cash                                                        49,207           44,922            4,157
 Accounts receivables, net                                                  --               --               --
 Loans, interest, and other receivables, net                             4,205            2,010            1,042
 Inventory                                                                  --               --               --
 Prepaid expenses and other current assets                               2,128            1,981            1,830
--------------------------------------------------------------     -----------      -----------      -----------
   Total current assets                                                173,158          170,737           88,140
--------------------------------------------------------------     -----------      -----------      -----------

Furniture, fixtures and equipment, net                                   6,000            6,000            6,000
Collocation fees, net                                                       --               --               --
Investments                                                              3,050            3,050            3,050
Other assets                                                             2,874            1,848            1,848
--------------------------------------------------------------     -----------      -----------      -----------

TOTAL ASSETS                                                       $   185,082      $   181,635      $    99,038
==============================================================     ===========      ===========      ===========

                       LIABILITIES AND STOCKHOLDERS' DEFICIT
--------------------------------------------------------------     -----------      -----------      -----------
Current liabilities:
Current portion of long-term debt                                  $        --      $        --      $        --
Accounts payable - Trade
  Prepetition Liabilities                                                6,797            5,601            4,892
  Post Petition Liabilities                                             13,644           11,065            5,192
Interest payable                                                        31,489           31,490            6,634
Accrued expenses                                                        14,441           14,645           14,052
Other current liabilities                                               11,302           11,302           11,302
Senior notes payable                                                   849,312          849,312          798,951
--------------------------------------------------------------     -----------      -----------      -----------
   Total current liabilities                                           926,985          923,415          841,023
--------------------------------------------------------------     -----------      -----------      -----------

Long-term Deferred Installation Revenues                                    --               --               --
--------------------------------------------------------------     -----------      -----------      -----------
   Total liabilities                                                   926,985          923,415          841,023
--------------------------------------------------------------     -----------      -----------      -----------

Mandatorily redeemable common stock warrants                                --               --               --
Mandatorily redeemable preferred stock                                 505,584          509,767          513,950
--------------------------------------------------------------     -----------      -----------      -----------
                                                                     1,432,569        1,433,182        1,354,973
Stockholders' deficit:
Common stock, $0.001 par value; 250,000,000 shares authorized;
      79,750,254 as of 2001 and 2002                                        80               80               80
     Treasury stock, 156,768 as of 2001 and 2002                          (472)            (472)            (472)
Additional paid-in capital                                             330,819          326,635          322,452
Warrants and Deferred Compensation                                      87,157           87,157           87,157

Accumulated deficit, prior year                                     (1,663,770)      (1,663,770)      (1,663,770)
Accumulated defict, current year                                        (1,301)          (1,177)          (1,382)
Accumulated comprehensive income                                            --               --               --
--------------------------------------------------------------     -----------      -----------      -----------
   Total stockholders' deficit                                      (1,247,487)      (1,251,547)      (1,255,935)
--------------------------------------------------------------     -----------      -----------      -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                        $   185,082      $   181,635      $    99,038
==============================================================     ===========      ===========      ===========


                                                                      30-APR           31-MAY           30-JUN
                                      ASSETS                           2002             2002             2002
--------------------------------------------------------------     -----------      -----------      -----------
Current assets:                                                    (unaudited)      (unaudited)      (unaudited)
Cash and cash equivalents                                          $    12,529      $    11,981      $    12,908
Short-term investments                                                  76,187           76,259           50,988
Restricted cash                                                          4,167            4,171            4,171
Accounts receivables, net                                                   --               --               --
Loans, interest, and other receivables, net                              1,057            1,074            1,098
Inventory                                                                   --               --               --
Prepaid expenses and other current assets                                1,540            1,540               --
--------------------------------------------------------------     -----------      -----------      -----------
Total current assets                                                    95,480           95,025           69,165
--------------------------------------------------------------     -----------      -----------      -----------

Furniture, fixtures and equipment, net                                      --               --               --
Collocation fees, net                                                       --               --               --
Investments                                                                 50               50               50
Other assets                                                             1,848            1,848            1,762
--------------------------------------------------------------     -----------      -----------      -----------

TOTAL ASSETS                                                       $    97,378      $    96,923      $    70,977
==============================================================     ===========      ===========      ===========


                       LIABILITIES AND STOCKHOLDERS' DEFICIT
--------------------------------------------------------------     -----------      -----------      -----------
Current liabilities:
Current portion of long-term debt                                  $        --      $        --      $        --
Accounts payable - Trade
    Prepetition Liabilities                                              4,892            7,814            9,102
    Post Petition Liabilities                                            7,322            4,194            4,098
Interest payable                                                         6,634            6,480               --
Accrued expenses                                                        11,853           12,193            7,261
Other current liabilities                                               11,302           11,302           11,258
Senior notes payable                                                   798,951          798,951          780,096
--------------------------------------------------------------     -----------      -----------      -----------
Total current liabilities                                              840,954          840,934          811,815
--------------------------------------------------------------     -----------      -----------      -----------

Long-term Deferred Installation Revenues                                    --               --               --
--------------------------------------------------------------     -----------      -----------      -----------
Total liabilities                                                      840,954          840,934          811,815
--------------------------------------------------------------     -----------      -----------      -----------

Mandatorily redeemable common stock warrants                                --               --               --
Mandatorily redeemable preferred stock                                 513,950          513,950          513,950
--------------------------------------------------------------     -----------      -----------      -----------
                                                                     1,354,904        1,354,884        1,325,765
Stockholders' deficit:
Common stock, $0.001 par value; 250,000,000 shares authorized;
      79,750,254 as of 2001 and 2002                                        80               80               80
     Treasury stock, 156,768 as of 2001 and 2002                          (472)            (472)            (472)
Additional paid-in capital                                             322,452          322,452          322,452
Warrants and Deferred Compensation                                      87,157           87,157           87,157

Accumulated deficit, prior year                                     (1,663,770)      (1,663,770)      (1,663,770)
Accumulated defict, current year                                        (2,973)          (3,408)            (235)
Accumulated comprehensive income                                            --               --               --
--------------------------------------------------------------     -----------      -----------      -----------
Total stockholders' deficit                                         (1,257,526)      (1,257,961)      (1,254,788)
--------------------------------------------------------------     -----------      -----------      -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                        $    97,378      $    96,923      $    70,977
==============================================================     ===========      ===========      ===========

                                                                   $        --      $        --      $        --

                           RHYTHMS NETCONNECTIONS INC.
                       CONSOLIDATED SUPPLEMENTAL SCHEDULES
                                 (IN THOUSANDS)


                                                  January 31,   February 28,     31-Mar        30-Apr        31-May        30-Jun
PREPAID AND OTHER CURRENT ASSETS                      2002          2002          2002          2002          2002          2002
--------------------------------                      ----          ----          ----          ----          ----          ----
                                                  (unaudited)   (unaudited)   (unaudited)   (unaudited)   (unaudited)   (unaudited)
       Prepaid Maintenance Agreements               $ 1,473       $ 1,473       $ 1,470       $ 1,224       $ 1,224       $    --
       Prepaid Insurance                                340           192            44            --            --            --
       Prepaid Other                                     --            --            --            --            --            --
                                                    -------       -------       -------       -------       -------       -------
             Subtotal                               $ 1,813       $ 1,665       $ 1,514       $ 1,224       $ 1,224       $    --

       Current Deferred Installation Costs               --            --            --            --            --            --

       Employee Trust Assets                            315           316           316           316           316            --

             TOTAL                                  $ 2,128       $ 1,981       $ 1,830       $ 1,540       $ 1,540       $    --
---------------------------------------------       -------       -------       -------       -------       -------       -------


INVESTMENTS

       At Home Solutions                            $ 3,000       $ 3,000       $ 3,000       $    --       $    --       $    --
       Other                                             50            50            50            50            50            50
                                                    -------       -------       -------       -------       -------       -------

             TOTAL                                  $ 3,050       $ 3,050       $ 3,050       $    50       $    50       $    50
---------------------------------------------       -------       -------       -------       -------       -------       -------


OTHER ASSETS

       Deferred Business Acquisition Costs          $    --       $    --       $    --       $    --       $    --       $    --
       Security Deposits                              2,874         1,848         1,848         1,848         1,848         1,762
                                                    -------       -------       -------       -------       -------       -------

             TOTAL                                  $ 2,874       $ 1,848       $ 1,848       $ 1,848       $ 1,848       $ 1,762
---------------------------------------------       -------       -------       -------       -------       -------       -------


ACCRUED EXPENSES

       Operating Expenses
             Prepetition                            $    --       $    --       $    --       $    --       $    --       $    --
             Post Petition                            9,355         9,683         9,215         7,068         7,408         6,112
                                                    -------       -------       -------       -------       -------       -------
               Subtotal                             $ 9,355       $ 9,683       $ 9,215       $ 7,068       $ 7,408       $ 6,112

       Accrued Wages and Benefits                       172            21            --            --            --           354

       Accrued Sales, Use, Property, and
         Telecommuncation Fees                        4,914         4,941         4,837         4,785         4,785           795
                                                    -------       -------       -------       -------       -------       -------

             TOTAL                                  $14,441       $14,645       $14,052       $11,853       $12,193       $ 7,261
---------------------------------------------       -------       -------       -------       -------       -------       -------


OTHER CURRENT LIABILITIES

       Capital Lease Obligation                          --            --            --            --            --            --
       Current Deferred Installation Revenues            --            --            --            --            --            --
       Insurance Claim                               11,250        11,250        11,250        11,250        11,250        11,250
       Sublease Deposits                                 52            52            52            52            52             8
                                                    -------       -------       -------       -------       -------       -------

             TOTAL                                  $11,302       $11,302       $11,302       $11,302       $11,302       $11,258
---------------------------------------------       -------       -------       -------       -------       -------       -------

                             RHYTHMS NETCONNECTIONS
                      Schedule of Disbursements by Company
                                      2Q02


                  Company Name                          Operating Expenses
                  ------------                          ------------------
                                         April, 2002       May, 2002         June, 2002
                                         -----------       ---------         ----------

Rhythms NetConnections, Inc.             $ 1,183,486       $   422,918       $25,844,916

Rhythms Links Inc.                       $    22,850       $     5,814       $    83,072

Rhythms Links Virginia, Inc.             $        --       $        --       $        --

Rhythms Leasing                          $    85,698       $       824       $       238

RCanada Inc.                             $        --       $        --       $        --

                                         -----------------------------------------------
               TOTAL DISBURSEMENTS       $ 1,292,034       $   429,555       $25,928,226
                                         ===============================================


TOTAL DISBURSEMENTS FOR REPORTING PERIOD            MAY, 2002       JUNE, 2002         TOTAL
                                                    ---------       ----------         -----

Rhythms NetConnections, Inc.                           $ 578,811      $ 26,166,105    $26,744,916

Rhythms Links Inc.                                       $ 5,814          $ 83,072       $ 88,886

Rhythms Links Virginia, Inc.                                 $ -               $ -            $ -

Rhythms Leasing                                            $ 824             $ 238        $ 1,062

RCanada Inc.                                                 $ -               $ -            $ -

                                                  ------------------------------------------------
                                                        $585,448       $26,249,415    $26,834,863
                                                  ================================================


                  COMPANY NAME                          PAYROLL EXPENSES                   TOTAL DISBURSEMENTS
                  ------------                          ----------------                   -------------------
                                         APRIL, 2002       MAY, 2002         JUNE, 2002
                                         -----------       ---------         ----------

Rhythms NetConnections, Inc.             $   282,112       $   155,893       $   321,189       $28,210,514

Rhythms Links Inc.                                                                             $   111,736

Rhythms Links Virginia, Inc.                                                                   $        --

Rhythms Leasing                                                                                $    86,760

RCanada Inc.                                                                                   $        --

                                         -----------------------------------------------       -----------
               TOTAL DISBURSEMENTS       $   282,112       $   155,893       $   321,189       $28,409,009
                                         ===============================================       ===========

                           RHYTHMS NETCONNECTIONS INC.
                       CONSOLIDATED STATEMENT OF CASH FLOW
                                 (IN THOUSANDS)



                                                                                 Quarter - Ended  One Month Ended  One Month Ended
                                                                                    March 31,        April 30,         31-May
                                                                                    ---------        ---------        ---------
                                                                                       2002              2002             2002
-----------------------------------------------------------------------------       ---------        ---------        ---------
Cash Flows from Operating Activities:                                                                (unaudited)      (unaudited)
     Net loss                                                                       $  (1,382)       $  (1,591)       $    (435)
     Adjustments to reconcile net loss to net cash used for
       operating activities:
         Loss on Liquidation of Assets                                                     --        $     551
         Asset impairment and valuation                                                     5               --               --
     Net change in working capital:
         Decrease in accounts, loans, interest, and other receivables, net              3,999              (15)             (17)
         Decrease in prepaid expenses and other current assets                          1,808               44
         (Increase) Decreasein trust assets                                             2,311               --
         Increase(Decrease) in accounts payable                                       (10,480)           2,130             (206)
         (Decrease) in accrued expenses and other current liabilities                  (4,473)          (2,199)             186
-----------------------------------------------------------------------------       ---------        ---------        ---------
                Net cash used for operating activities                                 (8,212)          (1,080)            (472)
-----------------------------------------------------------------------------       ---------        ---------        ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases (maturities) of government securities and ST Investments                83,253             (171)             (76)
     Proceeds from Liquidation of Assets                                                   (5)           8,695
-----------------------------------------------------------------------------       ---------        ---------        ---------
                Net cash provided by (used for) investing activities                   83,248            8,524              (76)
-----------------------------------------------------------------------------       ---------        ---------        ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Borrowing Repayment per Plan of Reorganization                                   (75,217)              --               --
-----------------------------------------------------------------------------       ---------        ---------        ---------
                Net cash provided by (used for) financing activities                  (75,217)              --               --
-----------------------------------------------------------------------------       ---------        ---------        ---------
Net increase in cash and cash equivalents                                                (181)           7,444             (548)
Cash and cash equivalents at beginning of period                                        5,266            5,085           12,529
-----------------------------------------------------------------------------       ---------        ---------        ---------
Cash and cash equivalents at end of period                                          $   5,085        $  12,529        $  11,981
-----------------------------------------------------------------------------       ---------        ---------        ---------
Supplemental schedule of cash flow information:
     Cash paid for interest                                                         $      --        $      --        $      --
-----------------------------------------------------------------------------       ---------        ---------        ---------

                                                                                 One Month Ended  Quarter - Ended   Year to Date
                                                                                     30-Jun           30-Jun           June 30,
                                                                                    ---------        ---------        ---------
                                                                                        2002             2002             2002
-----------------------------------------------------------------------------       ---------        ---------        ---------
Cash Flows from Operating Activities:                                               (unaudited)      (unaudited)      (unaudited)
     Net loss                                                                       $   3,173        $   1,147        $    (235)
     Adjustments to reconcile net loss to net cash used for
       operating activities:
         Loss on Liquidation of Assets                                                                     551              551
         Asset impairment and valuation                                                    (5)              (5)              --
     Net change in working capital:                                                                                          --
         Decrease in accounts, loans, interest, and other receivables, net                (24)             (56)           3,943
         Decrease in prepaid expenses and other current assets                             86              130            1,938
         (Increase) Decreasein trust assets                                               316              316            2,627
         Increase(Decrease) in accounts payable                                         1,192            3,116           (7,364)
         (Decrease) in accrued expenses and other current liabilities                  (4,976)          (6,989)         (11,462)
-----------------------------------------------------------------------------       ---------        ---------        ---------
                Net cash used for operating activities                                   (238)          (1,790)         (10,002)
-----------------------------------------------------------------------------       ---------        ---------        ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases (maturities) of government securities and ST Investments                25,271           25,024          108,277
     Proceeds from Liquidation of Assets                                                1,229            9,924            9,919
-----------------------------------------------------------------------------       ---------        ---------        ---------
                Net cash provided by (used for) investing activities                   26,500           34,948          118,196
-----------------------------------------------------------------------------       ---------        ---------        ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Borrowing Repayment per Plan of Reorganization                                   (25,335)         (25,335)        (100,552)
-----------------------------------------------------------------------------       ---------        ---------        ---------
                Net cash provided by (used for) financing activities                  (25,335)         (25,335)        (100,552)
-----------------------------------------------------------------------------       ---------        ---------        ---------
Net increase in cash and cash equivalents                                                 927            7,823            7,642
Cash and cash equivalents at beginning of period                                       11,981            5,085            5,266
-----------------------------------------------------------------------------       ---------        ---------        ---------
Cash and cash equivalents at end of period                                          $  12,908        $  12,908           12,908
-----------------------------------------------------------------------------       ---------        ---------        ---------
Supplemental schedule of cash flow information:
     Cash paid for interest                                                         $      --        $      --        $      --
-----------------------------------------------------------------------------       ---------        ---------        ---------

                           RHYTHMS NETCONNECTIONS INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (In Thousands)


                                                                             QUARTER-ENDED  ONE MONTH ENDED  DONE MONTH ENDED
                                                                                  31-MAR         30-APR         31-MAY
                                                                             ----------------------------------------------
                                                                                   2002           2002           2002
---------------------------------------------------------------------------------------------------------------------------
                                                                                               (unaudited)    (unaudited)
Revenue:
        Service and Installation Revenues                                        $    --        $    --        $    --
        Sales Returns and Allowances
---------------------------------------------------------------------------------------------------------------------------
   Service and installation, net                                                 $    --        $    --        $    --
---------------------------------------------------------------------------------------------------------------------------

Cost of Services:
   Network and service costs                                                          (8)            (8)           (15)

Operating Expenses:
   Selling, marketing, general and administrative                                  3,088          1,312            715
   Depreciation and amortization                                                       5

---------------------------------------------------------------------------------------------------------------------------
       Total Cost of Operations                                                  $ 3,085        $ 1,304        $   700
---------------------------------------------------------------------------------------------------------------------------

Loss from operations                                                             $(3,085)       $(1,304)       $  (700)
---------------------------------------------------------------------------------------------------------------------------


Interest income                                                                      658            264            111
Interest expense (including amortized debt discount and issue costs)                  --                           154

Gains(Loss)  on Liquidation of Assets                                                              (468)
Gains(Loss) on Settlement of Bankruptcy Claims                                     1,024            (65)
Other income                                                                          21            (18)
---------------------------------------------------------------------------------------------------------------------------
       Total other income (expense)                                              $ 1,703        $  (287)       $   265
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                                $(1,382)       $(1,591)       $  (435)
---------------------------------------------------------------------------------------------------------------------------



                                                                           ONE MONTH ENDED  QUARTER-ENDED  YEAR-TO-DATE
                                                                               30-JUN         30-JUN         30-JUN
                                                                             -----------  ---------------  ----------
                                                                                2002           2002           2002
---------------------------------------------------------------------------------------------------------------------
                                                                             (unaudited)    (unaudited)    (unaudited)
Revenue:
        Service and Installation Revenues                                     $    --        $    --        $    --
        Sales Returns and Allowances
---------------------------------------------------------------------------------------------------------------------
   Service and installation, net                                              $    --        $    --        $    --
---------------------------------------------------------------------------------------------------------------------

Cost of Services:
   Network and service costs                                                       --            (23)       $   (31)

Operating Expenses:
   Selling, marketing, general and administrative                                 925          2,952        $ 6,040
   Depreciation and amortization                                                   (5)            (5)       $    --

---------------------------------------------------------------------------------------------------------------------
       Total Cost of Operations                                               $   920        $ 2,924        $ 6,009
---------------------------------------------------------------------------------------------------------------------

Loss from operations                                                          $  (920)       $(2,924)       $(6,009)
---------------------------------------------------------------------------------------------------------------------


Interest income                                                                    99            474        $ 1,132
Interest expense (including amortized debt discount and issue costs)                             154        $   154
                                                                                                            $    --
Gains(Loss)  on Liquidation of Assets                                             (79)          (547)       $  (547)
Gains(Loss) on Settlement of Bankruptcy Claims                                  4,076          4,011        $ 5,035
Other income                                                                       (3)           (21)       $    --
---------------------------------------------------------------------------------------------------------------------
       Total other income (expense)                                           $ 4,093        $ 4,071        $ 5,774
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                             $ 3,173        $ 1,147        $  (235)
---------------------------------------------------------------------------------------------------------------------

                           RHYTHMS NETCONNECTIONS INC.
                                Gross Wages Paid
                             For May and June, 2002

            Pay Period                                        Amount
            ----------                                        ------


Pay-period ending 5/3/02                                      83,423
Pay-period ending 5/17/02                                     23,615
Pay-period ending 5/31/02                                     44,597

                                                             --------
     Total May, 2002                                         151,635
                                                             --------

Pay-period ending 6/14/02                                     32,885
Pay-period ending 6/28/03                                    280,385

                                                             --------
     Total June, 2002                                        313,270
                                                             --------

All wage obligations are paid by the Debtor, Rhythms NetConnections Inc. No wages are paid by Rhythms Links, Rhythms Links VA, Rhythms Leasing or Rhythms Canada.

                           RHYTHMS NETCONNECTIONS INC.
                            SCHEDULE OF PAYROLL TAXES
                             FOR MAY AND JUNE, 2002



       Description               Payroll Tax Withheld          Payroll Tax Incurred       Payroll Tax Paid
       -----------               --------------------          --------------------       ----------------

FIT WITHHELD                           21,265                                                   21,265
MEDICARE WITHHELD                       1,210                                                    1,210
OASDI WITHHELD                            611                                                      611
COLORADO SIT WITHHELD                   3,665                                                    3,665             MAY 3, 2002
MEDICARE PAYABLE                                                    1,210                        1,210
OASDI PAYABLE                                                         611                          611


FIT WITHHELD                            5,531                                                    5,531
MEDICARE WITHHELD                         342                                                      342
OASDI WITHHELD                            260                                                      260
COLORADO SIT WITHHELD                     989                                                      989             MAY 17, 2002
MEDICARE PAYABLE                                                      342                          342
OASDI PAYABLE                                                         260                          260

FIT WITHHELD                           11,418                                                   11,418
MEDICARE WITHHELD                         647                                                      647
OASDI WITHHELD                          1,188                                                    1,188             MAY 31, 2002
COLORADO SIT WITHHELD                   1,992                                                    1,992
MEDICARE PAYABLE                                                    1,188                        1,188
OASDI PAYABLE                                                         647                          647


FIT WITHHELD                            8,303                                                    8,303
MEDICARE WITHHELD                         477                                                      477
OASDI WITHHELD                            131                                                      131
COLORADO SIT WITHHELD                   1,441                                                    1,441             JUNE 14, 2002
MEDICARE PAYABLE                                                      477                          477
OASDI PAYABLE                                                         131                          131


FIT WITHHELD                           74,292                                                   74,292
MEDICARE WITHHELD                       4,066                                                    4,066
OASDI WITHHELD                          1,410                                                    1,410
COLORADO SIT WITHHELD                  12,758                                                   12,758             JUNE 28, 2002
MEDICARE PAYABLE                                                    4,066                        4,066
OASDI PAYABLE                                                       1,410                        1,410



                                 ----------------------------------------------------------------------
                                      151,996                      10,342                      162,338
                                 ======================================================================

Rhythms NetConnections
Schedule of  Tax Payments
Transactional Tax, Property Tax, Other
For period May and June, 2002

    Tax Type                            Vendor Name
                                                                                          May-02        Jun-02          Total
                                                                                          ------        ------          -----

Property Tax                  DOUGLAS COUNTY TREASURER                                                                          -
Property Tax                  CITY AND COUNTY OF DENVER                                                  69,119.37      69,119.37
Sales Tax                     ARIZONA, DEPT OF REVENUE                                                                          -
Sales Tax                     CALIFORNIA, STATE BOARD OF EQUALIZATION                                                           -
Sales Tax                     COLORADO DEPARTMENT OF REVENUE                                                                    -
Franchise Tax                 DELAWARE SECRETARY OF STATE                                  60,102.40                    60,102.40
Sales Tax                     DC OFFICE OF TAX AND REVENUE                                                                      -
Sales Tax                     ILLINOIS DEPARTMENT OF REVENUE                                3,154.17                     3,154.17
Sales Tax                     MARYLAND, STATE OF                                                            238.25         238.25
Sales Tax                     MASSACHUSETTS, DEPT OF REVENUE                                  823.82                       823.82
Sales Tax                     MICHIGAN, STATE OF                                                                                -
Sales Tax                     MINNESOTA DEPT. OF REVENUE                                                                        -
Sales Tax                     NEW JERSEY SALES AND USE TAX                                                                      -
Franchise Tax                 NEW YORK STATE, DEPT OF STATE                                     9.00                         9.00
Sales Tax                     NEW YORK STATE SALES TAX                                                                          -
Property Tax                  CITY OF NORWICH, CT                                           1,616.25                     1,616.25
Property Tax                  CITY OF HARTFORD, CT                                          1,245.83                     1,245.83
Property Tax                  TOWN OF RIDGEFIELD                                              169.78                       169.78
Property Tax                  KITSAP COUNTY TREASURER                                         921.31                       921.31
Sales Tax                     NORTH CAROLINA, DEPT OF REVENUE                                  10.00                        10.00
Sales Tax                     OHIO DEPARTMENT OF TAXATION                                                                       -
Sales Tax                     PENNSYLVANIA, DEPARTMENT OF REVENUE                                                               -
Property Tax                  PINELLAS COUNTY TAX COLLECTOR                                 1,505.42                     1,505.42
Sales Tax                     VIRGINIA, DEPARTMENT OF TAXATION                                 23.44         60.00          83.44
Sales Tax                     WASHINGTON STATE DEPARTMENT OF REVENUE                                                            -
Sales Tax                     WISCONSIN DEPT OF REVENUE                                                                         -
                                                                                                                                -
                                                                                       ----------------------------  -------------
                              TOTAL                                                        69,581.42     69,417.62     138,999.04
                                                                                       ============================  =============
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